AMENDMENT TO MASTER CUSTODY AGREEMENT

SCHEDULE 1

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Amendment dated May 16, 2001 to that certain Master Custody Agreement dated as of February 16, 1996.

INVESTMENT COMPANY	ORGANIZATION	SERIES --- (if applicable)

Franklin Alternative Strategies Funds	Delaware Statutory Trust	Franklin Pelagos Managed Future Strategy Fund Franklin K2 Alternative Strategies Fund

Franklin California Tax-Free Income Fund	Delaware Statutory Trust
Franklin California Tax-Free Trust	Delaware Statutory Trust	Franklin California Insured Tax-Free Income Fund Franklin California Intermediate-Term Tax-Free Income Fund Franklin California Tax-Exempt Money Fund

Franklin Custodian Funds	Delaware Statutory Trust	Franklin Dynatech Fund Franklin Growth Fund Franklin Income Fund Franklin U.S. Government Securities Fund Franklin Utilities Fund

Franklin Federal Tax-Free Income Fund	Delaware Statutory Trust
Franklin Floating Rate Master Trust	Delaware Statutory Trust	Franklin Floating Rate Master Series
Franklin ETF Trust	Delaware Statutory Trust	Franklin Short Duration U.S. Government ETF

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INVESTMENT COMPANY	ORGANIZATION	SERIES --- (if applicable)

Franklin Global Trust	Delaware Statutory Trust

Franklin Global Real Estate Fund

Franklin International Growth Fund

Franklin International Small Cap Growth Fund

Franklin Large Cap Equity Fund

Franklin Emerging Market Debt

Opportunities Fund

Franklin Global Listed Infrastructure Fund

Franklin Gold and Precious Metals Fund	Delaware Statutory Trust
Franklin High Income Trust	Delaware Statutory Trust	Franklin High Income Fund
Franklin Investors Securities Trust	Delaware Statutory Trust

Franklin Adjustable U.S. Government Securities Fund

Franklin Balanced Fund

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Franklin Real Return Fund

Franklin Total Return Fund

Franklin Managed Trust	Delaware Statutory Trust	Franklin Rising Dividends Fund
Franklin Money Fund	Delaware Statutory Trust

Franklin Municipal Securities Trust	Delaware Statutory Trust	Franklin California High Yield Municipal Fund Franklin Tennessee Municipal Bond Fund

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INVESTMENT COMPANY	ORGANIZATION	SERIES --- (if applicable)

Franklin Mutual Series Funds	Delaware Statutory Trust

Franklin Mutual Beacon Fund

Franklin Mutual European Fund

Franklin Mutual Financial Services Fund

Franklin Mutual Global Discovery Fund

Franklin Mutual International Fund

Franklin Mutual Quest Fund

Franklin Mutual Shares Fund

Franklin New York Tax-Free Income Fund	Delaware Statutory Trust
Franklin New York Tax-Free Trust	Delaware Statutory Trust	Franklin New York Intermediate-Term Tax-Free Income Fund
Franklin Real Estate Securities Trust	Delaware Statutory Trust	Franklin Real Estate Securities Fund
Franklin Strategic Mortgage Portfolio	Delaware Statutory Trust
Franklin Strategic Series	Delaware Statutory Trust

Franklin Biotechnology Discovery Fund

Franklin Flex Cap Growth Fund

Franklin Focused Core Equity Fund

Franklin Growth Opportunities Fund

Franklin Natural Resources Fund

Franklin Small Cap Growth Fund

Franklin Small-Mid Cap Growth Fund

Franklin Strategic Income Fund

Franklin Global Government Bond Fund

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INVESTMENT COMPANY	ORGANIZATION	SERIES --- (if applicable)

Franklin Tax-Free Trust	Delaware Statutory Trust

Franklin Alabama Tax-Free Income Fund

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Federal Intermediate-Term Tax-Free

Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin Insured Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

BNY Amend Master Custody Schedule 1                                                                                                          4                                                                                                                     Revised as of 11-12-14

INVESTMENT COMPANY	ORGANIZATION	SERIES --- (if applicable)

Franklin Fund Allocator Series	Delaware Statutory Trust

Franklin Conservative Allocation Fund

Franklin Corefolio Allocation Fund

Franklin Founding Funds Allocation Fund

Franklin Growth Allocation Fund

Franklin Moderate Allocation Fund

Franklin Multi-Asset Real Return Fund

Franklin Lifesmart 2015 Retirement Target Fund

Franklin Lifesmart 2020 Retirement Target Fund

Franklin Lifesmart 2025 Retirement Target Fund

Franklin Lifesmart 2030 Retirement Target Fund

Franklin Lifesmart 2035 Retirement Target Fund

Franklin Lifesmart 2040 Retirement Target Fund

Franklin Lifesmart 2045 Retirement Target Fund

Franklin Lifesmart 2050 Retirement Target Fund

Franklin Templeton International Trust	Delaware Statutory Trust	Franklin India Growth Fund Franklin Templeton Global Allocation Fund Franklin World Perspectives Fund

Franklin Templeton Money Fund Trust	Delaware Statutory Trust	Franklin Templeton Money Fund
Franklin Templeton Variable Insurance Products Trust	Delaware Statutory Trust

Franklin Flex Cap Growth VIP Fund

Franklin Global Real Estate VIP Fund

Franklin Growth and Income VIP Fund

Franklin High Income VIP Fund

Franklin Income VIP Fund

Franklin Large Cap Growth VIP Fund

Franklin Managed Volatility Global Allocation VIP Fund

Franklin Rising Dividends VIP Fund

Franklin Small-Mid Cap Growth VIP Fund

Franklin Small Cap Value VIP Fund

Franklin Strategic Income VIP Fund

Franklin Founding Funds Allocation VIP Fund

Franklin U.S. Government Securities VIP Fund

Franklin Mutual Global Discovery VIP Fund

Franklin Mutual Shares VIP Fund

Templeton Global Bond VIP Fund

Franklin Value Investors Trust	Massachusetts Business Trust	Franklin All Cap Value Fund Franklin Balance Sheet Investment Fund Franklin Large Cap Value Fund Franklin MicroCap Value Fund Franklin MidCap Value Fund Franklin Small Cap Value Fund
Institutional Fiduciary Trust	Delaware Statutory Trust	Money Market Portfolio
The Money Market Portfolios	Delaware Statutory Trust	The Money Market Portfolio
Templeton Global Investment Trust	Delaware Statutory Trust	Templeton Global Balance Fund (formerly Templeton Income Fund)
Templeton Income Trust	Delaware Statutory Trust	Templeton Global Total Return Fund Templeton International Bond Fund Templeton Constrained Bond Fund
CLOSED END FUNDS:
Franklin Mutual Recovery Fund	Delaware Statutory Trust
Franklin Limited Duration Income Trust	Delaware Statutory Trust
Franklin Universal Trust	Massachusetts Business Trust

BNY Amend Master Custody Schedule 1                                                                                                          5                                                                                                                     Revised as of 11-12-14